UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01. OTHER EVENTS.

On August 10, 2017, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the Company’s existing automatic shelf registration statement on Form S-3 (No. 333-198260) filed with the SEC on August 20, 2014 (the “Prior Registration Statement”), which was scheduled to expire on August 20, 2017 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement terminated upon the effectiveness on August 10, 2017 of the New Registration Statement.

In connection with the filing of the New Registration Statement, the Company also filed four prospectus supplements that will continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement relating to:

(a)	the issuance of up to an aggregate of 115,277 shares of common stock, par value $0.01 per share (the “Common Stock”) that may be issued to holders of (i) common units (“MACWH Units”) of limited partnership interest in MACWH, LP, a Delaware limited partnership (“MACWH”), and those MACWH Units that may be issued in the future upon conversion of the Class A convertible preferred units (“MACWH CPUs”) of limited partnership interest in MACWH, upon tender of those MACWH Units for redemption; (ii) MACWH CPUs, upon tender of those MACWH CPUs for redemption; (iii) common units (“OP Units”) of limited partnership interest in The Macerich Partnership, L.P. (the “Operating Partnership”), issued upon conversion of Series D preferred units of limited partnership interest in the Operating Partnership (the “Series D Preferred Units”), upon tender of those OP Units for redemption; and (iv) MACWH Units, the MACWH CPUs and the Series D Preferred Units as a result of adjustments made to the conversion ratio or factor of those units (the “MACWH Prospectus Supplement”);

(b)	the issuance of up to 286,506 shares of Common Stock that may be issued upon redemption of OP Units distributed to holders of OP Units and long term incentive plan units of limited partnership interest of the Operating Partnership (the “Dividends Prospectus Supplement”);

(c)	the resale of up to 10,328,057 shares of Common Stock that may be issued upon redemption of OP Units (the “OP Units Prospectus Supplement”); and

(d)	the offer and sale, from time to time, of up to 23,286,237 shares of Common Stock by 1700480 Ontario Inc., a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of Ontario Teachers’ Pension Plan Board (“1700480 Ontario”), and any of its transferees or other successors in interest (the “Ontario Prospectus Supplement”).

The registration of the shares of Common Stock under the Ontario Prospectus Supplement satisfies certain obligations pursuant to a registration rights agreement, dated November 14, 2014, between the Company and 1700480 Ontario, as amended by the letter agreement dated August 8, 2016, and does not necessarily mean that 1700480 Ontario will offer to sell any of the shares.

The Company will not receive any proceeds from the sale of the shares covered by the MACWH Prospectus Supplement, the Dividends Prospectus Supplement, the OP Units Prospectus Supplement or the Ontario Prospectus Supplement.

Copies of the legal opinions of the Company’s counsel, Venable LLP, relating to the legality of the shares of Common Stock covered by the prospectus supplements described above, are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4 and are incorporated herein by reference and into the Registration Statement.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY (Registrant)

Date: August 10, 2017
	By:	/s/ Thomas J. Leanse
Thomas J. Leanse
Senior Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)

5